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                                                             EXHIBIT 10.1.12.1

                      SUPPLEMENTAL PARTICIPATION AGREEMENT

       A Participation Agreement made and entered into this 25th day of March, 1997, between Aironet Corporation (hereinafter referred to as the "Participating Employer"), Telxon Corporation (hereinafter referred to as the "Employer"), and Charles Schwab Trust Company (hereinafter referred to as the "Trustees").

       WHEREAS, the Participating Employer desires to reward its employees for faithful service, to establish a bond between employer and employee, to provide an incentive for efficient and conscientious work, to provide a fund for retirement, disability or death, and to retain high-calibre fellow employees; and

       WHEREAS, there exists a 401(k) Retirement Savings Plan entered into on the _______ day of 19__ namely the Tekon Retirement and Uniform Matching Profit Sharing Plan, called the "Plan", between the Employer and the Trustees (a copy being attached hereto as Exhibit "A" and made a part hereof by reference); and

       WHEREAS, the Plan provides that any other Participating Employer may, with the consent of the Employer adopt the Plan and participate therein by a properly executed document evidencing said intent of said Participating Employer;

       NOW, THEREFORE, the Participating Employer hereby becomes a party to the Plan, effective the 7th day of January, 1994, and the Employer and the Trustees hereby consent to such adoption and participation upon the following terms:

              (1) Wherever a right or obligation is imposed upon the Employer by the terms of the Plan, the same shall extend to the Participating Employer as the "Employer" under the Plan and shall be separate and distinct from that imposed upon the Employer. It is the intention of the parties that the Participating Employer shall be a party to the Plan and treated in all respects as the Employer thereunder, 'with its employees to be considered as the Employees or Participants, as the case may be, thereunder. However, the participation of the Participating Employer in the Plan shall in no way diminish, augment, modify, or in any way affect the rights and duties of the Employer, its Employees, or Participants, under the Plan.

              (2) The Trustees hereby agree to receive and allocate contributions made to the Plan by the Employer and by the Participating Employer, as well as to do and perform all acts that are necessary to keep records and accounts of all fluids held for Participants who are Employees of the respective employers.

              (3) The execution of this Agreement by this Participating Employer shall be construed as the adoption of the Plan in every respect as if said Plan had this date been executed between the Participating Employer and the Trustees, except as otherwise expressly provided herein or in any amendment that may subsequently be adopted hereto.

              (4) All actions required by the Plan and Trust to be taken by the Employer shall be effective 'with respect to the Participating Employer, and the Participating Employer hereby irrevocably designates the Employer as its agent for such purposes.
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       IN WITNESS WHEREOF, the Participating Employer, the Employer and the
Trustees have caused this Supplemental Participation Agreement to be executed in their respective names on the day and date first above written.



Signed, sealed, and delivered
in the presence of:


                                          AIRONET CORPORATION

                                          By /s/   Robert Eberle
--------------------------------------      ------------------------------------
                                            PARTICIPATING EMPLOYER

/s/    Margaret E. Pais
--------------------------------------
Witnesses as to Participating Employer

                                          TELXON CORPORATION

                                          By /s/   Fred L. Graf, Treasurer
--------------------------------------      ------------------------------------
                                            EMPLOYER

/s/   Margaret E. Pais
--------------------------------------
Witnesses as to Employer


                                          CHARLES SCHWAB TRUST COMPANY

                                          By /s/   [signature illegible]
--------------------------------------      ------------------------------------
                                            TRUSTEE

/s/    [signature illegible]
--------------------------------------
Witnesses as to Trustee
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                      CERTIFICATE OF CORPORATE RESOLUTION

       The undersigned secretary of Aironet Corporation hereby certities that the following resolutions were duly adopted by the board of directors of the Corporation on March 25, 1999, and that such resolutions have not been modified or rescinded as of the date hereof:

       RESOLVED, that the form of Supplemental Participation Agreement of Aironet Corporation, a Participating Employer, which evidences the adoption of the 401(k) Retirement Savings Plan sponsored by Telxon Corporation is hereby approved and adopted and that the proper officers of the Corporation are hereby authorized and directed to execute and deliver to the Trustee of the Plan one or more counterparts of the Supplemental Participation Agreement.

       RESOLVED, that for purposes of the limitations on contributions and benefits under the Plan prescribed by Section 415 of the Internal Revenue Code, the "limitation year" shall be the Plan Year.

       RESOLVED, that not later than the due date (including extensions hereof) of the Corporation's federal income tax return for each of its fiscal years hereafter, the Corporation shall contribute to the Plan for each such fiscal year such amount as shall be determined by the board of directors of the Corporation and that the Treasurer of the Corporation is authorized and directed to pay such contribution to the Trustee of the Plan in cash or property and to designate to the Trustee the year for which such contribution is made.

       RESOLVED, that the proper officers of the Corporation shall act as soon as possible to notify the employees of the Corporation of the adoption of the 401(k) Plan by delivering to each employee a copy of the summary description of the Plan in the form of the Summary Plan Description presented to this meeting, which form is hereby approved.

       The undersigned further certities that attached hereto as Exhibits A, B and C, respectively, are true copies of the Telxon Retirement and Uniform Matching Profit Sharing Plan, Summary Plan Description and Funding Policy and Method approved and adopted in the foregoing resolutions.

                                        /s/      Robert Eberle
                                        -------------------------------
                                                  Secretary


                                                    3-25-94
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                                                      Date